--------------------------------------------------------------------------------
MULTI-SECTOR FIXED INCOME
--------------------------------------------------------------------------------

Alliance North
American Government
Income Trust

Annual Report
November 30, 2000

                                            Alliance Capital[LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 29, 2001

Dear Shareholder:

This report provides the strategy, performance and outlook for Alliance North American Government Income Trust (the "Fund") for the annual reporting period ended November 30, 2000.

Investment Objective and Policies

This open-end fund seeks the highest level of current income, consistent with what we believe to be prudent investment risk that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the U.S.) agencies, instrumentalities or authorities. The Fund also invests significantly in debt securities issued by Argentine government entities.

Investment Results

The following table shows how the Fund performed over the six- and 12-month periods ended November 30, 2000. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market, and the Lehman Brothers Intermediate-Term Government Bond Index, which measures the performance of U.S. bonds in the one- to 10-year maturity range.

We are pleased to report to you that the Fund outperformed both the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate-Term Government Bond Index for the six- and 12-month periods under review. (Neither index holds emerging market debt.) Overall performance was enhanced by our use of longer-dated maturity U.S. Treasury securities. Our holdings in Mexico and Argentina also helped to enhance performance.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended November 30, 2000

                                                         -----------------------
                                                               Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------
Alliance North
American
Government
Income Trust
  Class A                                                  9.24%        15.80%
--------------------------------------------------------------------------------
  Class B                                                  9.00%        14.99%
--------------------------------------------------------------------------------
  Class C                                                  9.00%        14.99%
--------------------------------------------------------------------------------
Lehman
Brothers
Aggregate
Bond Index                                                 7.58%         9.06%
--------------------------------------------------------------------------------
Lehman
Brothers
Intermediate-
Term Government
Bond Index                                                 6.57%         8.22%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

--------------------------------------------------------------------------------

The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Credit Index. The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures performance of bonds in the one- to 10-year maturity range. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance North American Government Income Trust.

Additional investment results appear on pages 5-8.

--------------------------------------------------------------------------------

Market Overview

During the six-month period under review, the global bond market, as measured by the J.P. Morgan Global Government Bond Index (hedged), returned 4.74%. After a strong first half of the year, the global economy lost some momentum during the third and fourth quarters. Past interest-rate increases, stable-to-lower stock prices, and higher oil prices dampened global growth. Monetary policy makers retained their tightening bias, but appeared to be nearing the end of their tightening cycle.

After a strong first half of 2000, the U.S. economy lost some momentum during the third and fourth quarters. U.S. gross domestic product (GDP) growth dropped from a 5.2% rate in the first half of the year to 1.8% in the second half of the year. Past interest-rate increases, lower stock prices, and higher oil prices dampened economic growth. The Federal Reserve retained its tightening bias, but appeared to near the end of its tightening cycle as growth slowed in the second half of the year.

The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"), returned 7.58% for the six-month period. Among the sectors of the U.S. bond market, as represented by sectors of the Lehman Aggregate Index, the commercial mortgage-backed sector recorded the strongest performance, 9.66%, followed by agency debt, 8.17%, and mortgage-backed securities, 7.79%. Meanwhile, investment-grade corporate bonds posted a strong return, 7.13%, however returns were dampened relative to the other sectors due to market volatility coupled with several announcements of earnings disappointments. The U.S. high yield market underperformed, returning -4.61% as a result of low demand due to investors' aversion to risk, mutual fund outflows and equity market volatility.

Emerging market debt, as measured by the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), posted a return of 7.50% for the period, as global economic growth remained strong. Most individual country returns were positive during the period, with Ecuador posting the largest gain, 58.67%, as a result of its progress in the dollarization process and debt restructuring reforms. Venezuelan debt gained 12.40%, and Russian debt returned 12.10%, as it continued to benefit from economic reforms and higher oil prices. Other individual outperformers in the Latin American region were Mexico,


--------------------------------------------------------------------------------
2 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

11.91%, Colombia, 9.77%, Panama, 6.87%, Brazil, 6.81%, and Argentina, 1.49%.
Turkey posted the worst performance, -10.43%, as a result of a liquidity crisis that developed in the country's small- and medium-sized banks. Peru posted lackluster performance, -0.74%, on the back of growing political and economic uncertainties. (All these numbers represent the country components of the JPM EMBI+.)

The external environment has been very supportive of Mexican debt over the past six months as it benefited from a strong U.S. economy and robust oil prices. Internal factors such as sound fiscal policy, a credit rating upgrade to investment quality and a peaceful election also enhanced the performance of Mexican bonds. These positive credit events led to the lowering of the yield premium over Treasuries that investors demand from their Mexican holdings. The July election marked the first time that Mexico has seen a peaceful and democratic transfer of power between political parties. In Argentina, economic growth remains anemic, and the country has been severely hampered by external shocks--restrictive U.S. monetary policy, a weak euro currency and low agricultural commodity prices.

The slowdown in global growth forecasts dampened optimism that Canadian GDP will remain strong. A weak Canadian equity market (the performance of the bond and equity market diverged sharply in November), coupled with moderating economic growth convinced the Bank of Canada to leave rates unchanged at 5.75%.

Investment Strategy

The Fund continues to be invested in the government debt of Mexico, Argentina, Canada, and the U.S. Over the six-month period under review, we increased the Fund's U.S. Treasury exposure to effectively capitalize on the Treasury buy-back program and the inversion of the yield curve. We sharply reduced the Fund's exposure to Canada. The Canadian position was cut due to the relative value of Canadian bonds versus U.S. Treasuries, as well as concerns regarding the value of the Canadian dollar. We maintained our position in Argentina.

Outlook

Although we expect the U.S. economy to slow further during the first half of 2001, we do not anticipate an outright recession. Further aggressive easing by the Federal Reserve--as much as another 100 to 150 basis points--should help cushion the downturn and make a re-acceleration of growth to 3% later this year possible. In our view, the Federal Reserve will continue to lower rates, the yield curve will steepen further, and volatility will remain high. The fundamental economic causes of the current slow down are harder for the Federal Reserve to ameliorate than the more purely financial challenges of 1995 and 1998. As a result, rates are likely to fall further and stay low for a sustained period of time. Treasury buybacks will continue to play a role, though not to the same extent as in 2000. We expect the economy to remain weak and, at some point, we expect to extend maturity as the yield curve steepens.


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Although the prospects of an easier monetary policy in the U.S. and a likely end to global tightening should benefit emerging markets, a hard landing for the U.S. would probably cancel those gains, while the effects of further declines in oil prices will vary from country to country. On balance, we look for oil-importing countries to benefit, while oil exporters will be negatively affected. Despite the inevitable variation across countries, we believe that most emerging-market governments remain committed to necessary economic and financial reforms. Going forward, we believe emerging-market debt will continue to produce attractive returns, albeit with considerable volatility over the medium term. In Mexico, recently released third-quarter data confirmed positive economic fundamentals. Public finances are in good shape, third-quarter economic growth moderated to 7% and inflation is declining slowly. Should inflation continue to moderate and fiscal policies remain in control in Mexico, we will increase allocation to Mexican local assets.

--------------------------------------------------------------------------------

[PHOTO OMITTED]    John D. Carifa

[PHOTO OMITTED]    Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, has over 26 years of investment experience.

--------------------------------------------------------------------------------

With the U.S. leading the way to slower growth and lower interest rates, the Bank of Canada is also likely to begin lowering interest rates in 2001.

Thank you for your continued interest and investment in Alliance North American Government Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
3/31/92* TO 11/30/00

o Alliance North American Government Income Trust
o Lehman Brothers Aggregate Bond Index
o Lehman Brothers Intermediate-Term Government Bond Index

                            [MOUNTAIN GRAPH OMITTED]

Alliance North American Government Income Trust Class A:    $20,763
Lehman Brothers Aggregate Bond Index:                       $18,436
Lehman Brothers Intermediate-Term Gov't Bond Index:         $17,432

This chart illustrates the total value of an assumed $10,000 investment in Alliance North American Government Income Trust Class A shares (from 3/31/92 to 11/30/00) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the LB Government/Credit Bond Index.

The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures the performance of bonds with maturities of one to 10 years.

When comparing Alliance North American Government Income Trust to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance North American Government Income Trust.

* Closest month-end after Fund's Class A share inception date of 3/27/92.


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

o Alliance North American Government Income Trust
o Lehman Brothers Aggregate Bond Index

                              [BAR GRAPH OMITTED]

                Alliance North American Government Income Trust-
                           Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                         Alliance North American         Lehman Brothers
                         Government Income Trust       Aggregate Bond Index
--------------------------------------------------------------------------------
      11/30/92*                    3.81%                       7.11%
      11/30/93                    18.99%                      10.88%
      11/30/94                   -11.32%                      -3.06%
      11/30/95                    -3.59%                      17.64%
      11/30/96                    35.22%                       6.07%
      11/30/97                    12.85%                       7.55%
      11/30/98                     7.14%                       9.45%
      11/30/99                     8.56%                      -0.04%
      11/30/00                    15.80%                       9.06%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B and C shares will vary from the results shown due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Credit Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance North American Government Income Trust.

* The Fund's returns for the period ended 11/30/92 is from the Fund's inception date of 3/27/92 through 11/30/92. The benchmark's return for the period ended 11/30/92 is from 3/31/92 through 11/30/92.


--------------------------------------------------------------------------------
6 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2000

INCEPTION DATES          PORTFOLIO STATISTICS

Class A Shares           Net Assets ($mil): $2,073.1
3/27/92
Class B Shares
3/27/92
Class C Shares
5/3/93

COUNTRY BREAKDOWN

o 55.2% United States
o 24.0% Mexico                         [PIE CHART OMITTED]
o 19.7% Argentina
o  1.1% Canada

All data as of November 30, 2000. The Fund's country breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS


AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year              15.80%                    10.93%
             5 Years              15.50%                    14.50%
     Since Inception*              9.34%                     8.80%
           SEC Yield**             9.51%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
              1 Year              14.99%                    11.99%
             5 Years              14.61%                    14.61%
     Since Inception*              8.72%                     8.72%
           SEC Yield**             9.19%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
               1 Year             14.99%                    13.99%
              5 Years             14.61%                    14.61%
      Since Inception*             8.15%                     8.15%
            SEC Yield**            9.20%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (December 31, 2000)

                              Class A           Class B         Class C
--------------------------------------------------------------------------------
               1 Year          13.45%            14.79%          16.62%
              5 Years          13.24%            13.34%          13.34%
      Since Inception*          9.04%             8.97%           8.42%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 *    Inception: 3/27/92 Class A and Class B; 5/3/93 Class C.
**    SEC yields are for the 30 days ended November 30, 2000.


--------------------------------------------------------------------------------
8 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2000

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Argentina-23.0%
Government Obligation-23.0%
Republic of Argentina Bocon Pro 1
   Series M1
   2.60%, 4/01/07(a)
   (cost $524,744,192)............   ARS               709,070   $   476,109,928
                                                                 ---------------
Canada-1.3%
Government/Agency
Obligation-1.3%
Quebec Hydro
   Zero coupon, 8/15/20(b)(c)
   (cost $31,650,635).............   CA$               150,000        27,339,420
                                                                 ---------------
Mexico-28.0%
Government/Agency
   Obligations-28.0%
Bankers Acceptances
   Nacional Financiera S.N.C.
   22.00%, 5/20/02(b)(d)..........   MXP               620,000        68,929,102
Mexican Bonos-FRN
   17.80%, 7/31/03(b).............                     180,000        18,845,553
   17.80%, 8/25/05(b).............                     550,000        56,809,595
   18.08%, 7/10/03(b).............                     200,000        20,880,917
   18.08%, 10/30/03(b)............                      88,333         9,200,807
Mexican Bonos
   14.50%, 5/12/05(b).............                     310,000        32,475,478
   16.00%, 1/23/03(b).............                     924,605        98,516,751
Mexican Treasury Bills
   15.65%, 2/22/01(b)(e)..........                     257,418        26,241,750
   15.73%, 6/14/01(b)(e)..........                     344,330        33,457,237
   15.75%, 5/17/01(b)(e)..........                     331,000        32,566,061
   16.64%, 7/12/01(b)(e)..........                     110,000        10,565,697
   16.65%, 4/19/01(b)(e)..........                     381,366        37,986,824
   16.76%, 10/04/01(e)............                     148,259        13,784,214
   16.95%, 1/25/01(b)(e)..........                     374,512        38,695,355
   16.95%, 9/06/01(b)(e)..........                     449,721        42,194,175
   17.66%, 2/08/01(b)(e)..........                     101,143        10,380,565
   17.75%, 3/22/01(b)(e)..........                     288,828        29,045,285
                                                                 ---------------
Total Mexican Securities
   (cost $579,719,838)............                                   580,575,366
                                                                 ---------------


--------------------------------------------------------------------------------
                             ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
--------------------------------------------------------------------------------

United States-64.4%
Government/Agency
   Obligation-2.4%
FNMA 30 Year
   6.63%, 11/15/30(b).................     US$          50,000  $    50,343,500
                                                                ---------------
Government Obligations-60.7%
U.S. Treasury Bonds
   6.25%, 5/15/30(b)..................                  25,000       27,347,750
   8.13%, 8/15/19(b)..................                 190,000      241,241,100
   8.75%, 8/15/20(b)..................                 142,000      191,788,040
   8.88%, 8/15/17(b)..................                  72,500       96,741,825
   12.00%, 8/15/13(b).................                  47,250       65,729,002
   12.50%, 8/15/14(b).................                 188,700      276,445,500
   13.25%, 5/15/14(b).................                  34,000       51,154,020
   14.00%, 11/15/11(b)................                  32,900       46,579,162
U.S. Treasury Notes
   5.75%, 8/15/10(b)..................                  21,000       21,459,270
   7.00%, 7/15/06(b)..................                  20,000       21,409,400
U.S Treasury Strips
   Zero coupon, 5/15/10(b)............                  60,000       35,574,600
   Zero coupon, 2/15/11(b)............                  26,000       14,745,120
   Zero coupon, 5/15/11...............                  40,000       22,361,520
   Zero coupon, 5/15/12...............                  46,200       24,280,872
   Zero coupon, 5/15/13(b)............                 244,000      120,794,640
                                                                ---------------
                                                                  1,257,651,821
                                                                ---------------
Repurchase Agreement-1.3%
Merrill Lynch Tri-Party Repo
   6.49%, dated 11/30/00, due 12/01/00
   in the amount of $26,904,849
   (collateralized by: $26,165,000
   Federal Home Loan Mortgage
   Corp. 7.0%, 3/15/10,
   value at $27,996,500)..............                  29,900       26,900,000
                                                                ---------------
Total United States Securities
   (cost $1,280,873,120)..............                            1,334,895,321
                                                                ---------------
Total Investments-116.7%
   (cost $2,416,987,785)..............                            2,418,920,035
Other assets less liabilities-(16.7)%.                             (345,808,767)
                                                                ---------------
Net Assets-100%.......................                          $ 2,073,111,268
                                                                ===============


--------------------------------------------------------------------------------
10 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Securities, or a portion thereof, loaned at November 30, 2000, with an aggregate market value of $18,802,000 and cash collateral received from the counterparty of J.P. Morgan in the amount of $16,940,000.
(b) Securities, or a portion thereof, with an aggregate market value of $2,266,361,496 have been segregated to collateralize forward exchange currency contracts.
(c)   Private Placement.
(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2000, these securities amounted to $68,929,102 or 3.3% of net assets.
(e) Interest rate represents annualized yield to maturity at purchase date. Glossary of Terms:

      FNMA  - Federal National Mortgage Association
      FRN   - Floating Rate Note

      See notes to financial statements.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 11

---------------------------------
STATEMENT OF ASSETS & Liabilities
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2000

Assets
Investments in securities, at value (cost $2,416,987,785) ..    $ 2,418,920,035
Interest receivable ........................................         36,003,806
Receivable for investment securities sold ..................         32,761,193
Receivable for capital stock sold ..........................         19,542,510
Other assets ...............................................             62,870
                                                                ---------------
Total assets ...............................................      2,507,290,414
                                                                ---------------
Liabilities
Due to custodian ...........................................            406,579
Loan payable ...............................................        250,000,000
Payable for investment securities purchased ................        145,266,428
Deposit for securities loaned ..............................         16,945,506
Payable for capital stock redeemed .........................          8,113,787
Dividend payable ...........................................          5,574,361
Loan interest payable ......................................          4,275,263
Advisory fee payable .......................................          1,203,682
Unrealized depreciation of forward exchange currency
   contract ................................................            841,107
Distribution fee payable ...................................            375,871
Accrued expenses and other liabilities .....................          1,176,562
                                                                ---------------
Total liabilities ..........................................        434,179,146
                                                                ---------------
Net Assets .................................................    $ 2,073,111,268
                                                                ===============

Composition of Net Assets
Capital stock, at par ......................................    $       273,922
Additional paid-in capital .................................      2,205,301,884
Distributions in excess of net investment income ...........         (5,588,782)
Accumulated net realized loss on investments and foreign
   currency transactions ...................................       (128,413,978)
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities .............          1,538,222
                                                                ---------------
                                                                $ 2,073,111,268
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($979,125,831 / 129,624,513 shares of capital stock
   issued and outstanding) .................................              $7.55
Sales charge--4.25% of public offering price ...............                .34
                                                                          -----
Maximum offering price .....................................              $7.89
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($826,339,500 / 108,996,198 shares of capital stock
   issued and outstanding) .................................              $7.58
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($267,645,937 / 35,301,644 shares of capital stock
   issued and outstanding) .................................              $7.58
                                                                          =====

See notes to financial statements.

--------------------------------------------------------------------------------
12 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2000

Investment Income
Interest (net of foreign taxes
   withheld of $73,609) .......................                   $ 245,311,934
Expenses
Advisory fee ..................................   $  14,591,214
Distribution fee-Class A ......................       2,591,118
Distribution fee-Class B ......................       8,733,902
Distribution fee-Class C ......................       2,577,058
Transfer agency ...............................       2,972,545
Custodian .....................................       2,175,252
Printing ......................................         304,265
Audit and legal ...............................         152,315
Administrative ................................         148,508
Registration ..................................          96,892
Directors' fees ...............................          32,456
Miscellaneous .................................          55,431
                                                  -------------
Total expenses before interest ................      34,430,956
Interest expense ..............................      18,289,747
                                                  -------------
Total expenses ................................                      52,720,703
                                                                  -------------
Net investment income .........................                     192,591,231
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions ...............................                     (11,009,961)
Net realized loss on foreign currency
   transactions ...............................                     (46,935,830)
Net change in unrealized appreciation /
   depreciation of:
   Investments ................................                     152,973,642
   Foreign currency denominated assets and
     liabilities ..............................                        (851,266)
                                                                  -------------
Net gain on investments .......................                      94,176,585
                                                                  -------------
Net Increase in Net Assets from
   Operations .................................                   $ 286,767,816
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 13

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended            Year Ended
                                                  November 30,         November 30,
                                                      2000                 1999
                                                 ---------------      ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income ......................     $   192,591,231      $   235,237,271
Net realized loss on investments and foreign
   currency transactions ...................         (57,945,791)         (38,327,501)
Net change in unrealized appreciation /
   depreciation of investments and foreign
   currency denominated assets and
   liabilities .............................         152,122,376          (36,624,938)
                                                 ---------------      ---------------
Net increase in net assets from operations .         286,767,816          160,284,832
Dividends and Distributions
to Shareholders from:
Net investment income
   Class A .................................         (57,820,421)         (55,301,588)
   Class B .................................         (54,802,485)         (95,738,434)
   Class C .................................         (16,110,191)         (21,442,440)
Distributions in excess of net investment
   income
   Class A .................................                  -0-          (9,084,333)
   Class B .................................                  -0-         (15,726,851)
   Class C .................................                  -0-          (3,522,327)
Tax return of capital
   Class A .................................         (37,728,977)         (15,397,175)
   Class B .................................         (35,712,283)         (26,655,679)
   Class C .................................         (10,587,641)          (5,970,046)
Capital Stock Transactions
Net decrease ...............................          (1,453,910)        (227,545,571)
                                                 ---------------      ---------------
Total increase (decrease) ..................          72,551,908         (316,099,612)
Net Assets
Beginning of period ........................       2,000,559,360        2,316,658,972
                                                 ---------------      ---------------
End of period ..............................     $ 2,073,111,268      $ 2,000,559,360
                                                 ===============      ===============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Year Ended November 30, 2000

Increase (Decrease) in Cash from:
Operating Activities:
Interest received ....................................     $   122,970,399
Interest paid ........................................         (17,748,297)
Operating expenses paid ..............................         (35,559,505)
                                                           ---------------
Net increase in cash from operating
   activities ........................................                          $    69,662,597
Investing Activities:
Proceeds from sale of short-term portfolio
   investments, net ..................................         363,882,281
Purchases of long-term portfolio
   investments .......................................      (5,115,331,448)
Proceeds from disposition of long-term
   portfolio investments .............................       4,866,589,947
                                                           ---------------
Net increase in cash from investing
   activities ........................................                              115,140,780
Financing Activities*:
Redemptions of capital stock, net ....................         (13,741,315)
Cash dividends paid ..................................        (213,338,465)
Due to custodian .....................................             406,579
                                                           ---------------
Net decrease in cash from financing
   activities ........................................                             (226,673,201)
Effect of exchange rate on cash ......................                               41,869,824
                                                                                ---------------
Net increase in cash .................................                                       -0-
Cash at beginning of period ..........................                                       -0-
                                                                                ---------------
Cash at end of period ................................                          $            -0-
                                                                                ===============

-----------------------------------------------------------------------------------------------

Reconciliation of Net Increase in Net
Assets from Operations to Net Increase
in Cash from Operating Activities:
Net increase in net assets from
   operations ........................................                          $   286,767,816
Adjustments:
Increase in interest receivable ......................     $    (6,215,104)
Net realized loss on investment
   transactions ......................................          11,009,961
Net change in unrealized appreciation /
   depreciation ......................................        (152,122,376)
Accretion of bond discount ...........................        (116,126,431)
Increase in accrued expenses and other
   liabilities .......................................            (587,099)
Net realized loss on foreign currency
   transactions ......................................          46,935,830
                                                           ---------------
                                                                                   (217,105,219)
                                                                                ---------------
Net increase in cash from operating
   activities ........................................                          $    69,662,597
                                                                                ===============

* Non-cash financing activities not included herein consist of reinvestment of dividends. See notes to financial statements.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2000

NOTE A

Significant Accounting Policies

Alliance North American Government Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments


--------------------------------------------------------------------------------
16 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net realized gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency losses and a tax return of capital, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions, a decrease in distributions in excess of net investment income and a


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

corresponding decrease to additional paid-in capital. This reclassification had no effect on net assets.

7. Change in Accounting Principles

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $148,508 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,054,024 for the year ended November 30, 2000.

For the year ended November 30, 2000, the Fund's expenses were reduced by $109,271 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $200,668 from the sale of Class A shares and $68,328, $1,356,072 and $82,462 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2000.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distrib-


--------------------------------------------------------------------------------
18 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

utor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $34,733,785 and $6,466,109 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $777,174,604 and $739,433,979, respectively, for the year ended November 30, 2000. There were purchases of $4,399,382,240 and sales of $4,177,034,581 of U.S. government and government agency obligations for the year ended November 30, 2000.

At November 30, 2000, the cost of investments for federal income tax purposes was $2,438,757,531. Accordingly, gross unrealized appreciation of investments was $59,573,426 and gross unrealized depreciation of investments was $79,410,922 resulting in net unrealized depreciation of $19,837,496 excluding foreign currency transactions.

At November 30, 2000, the Fund had a capital loss carryforward totaling $106,644,232 of which $42,670,032 expires in the year 2003, $39,497,109 expires in the year 2004 and $24,477,091 in the year 2008.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure of the Fund in that particular currency contract.

At November 30, 2000, the Fund had outstanding forward exchange currency contracts, as follows:

                                                     U.S. $
                                  Contract         Value on           U.S. $        Unrealized
                                    Amount      Origination          Current     Appreciation/
                                     (000)             Date            Value    (Depreciation)
----------------------------------------------------------------------------------------------
Forward Exchange Currency
  Sale Contracts
Mexican Peso,
  settling 1/17/01-
  3/26/01                        1,231,275     $127,485,691     $128,326,798     $   (841,107)
                                                                                 ------------

NOTE E

Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 4, 1998. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the year ended November 30, 2000 was $250,000,000 with a related weighted average interest rate at period end of 6.43% and a weighted average annualized interest rate of 6.74%. The $250,000,000 balance will mature on March 9, 2001. Interest payments on current borrowings are based on the European Euro margin plus the applicable European Euro rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect.

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the year ended November 30, 2000, the maximum amount of security lending agreements outstanding was $27,552,000, the average amount outstanding was approximately $22,321,321, and the daily weighted average interest rate was 5.59%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant


--------------------------------------------------------------------------------
20 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of November 30, 2000, the Fund had entered into the following security lending agreement:

      Amount              Counterparty       Interest Rate        Maturity
==================      =================   ================  ==================

   $16,940,000              JP Morgan             5.85%        December 12, 2000

NOTE G

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                       -------------------------------       -------------------------------
                                     Shares                               Amount
                       -------------------------------       -------------------------------
                         Year Ended         Year Ended         Year Ended         Year Ended
                       November 30,       November 30,       November 30,       November 30,
                               2000               1999               2000               1999
                       ---------------------------------------------------------------------
Class A
Shares sold              27,173,548         16,598,781      $ 203,039,263      $ 123,458,324
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               4,717,575          3,527,038         35,044,255         26,110,820
--------------------------------------------------------------------------------------------
Shares converted
  from Class B           28,799,137         30,085,478        213,456,456        220,797,037
--------------------------------------------------------------------------------------------
Shares redeemed         (31,395,919)       (47,381,426)      (233,829,130)      (353,021,863)
--------------------------------------------------------------------------------------------
Net increase             29,294,341          2,829,871      $ 217,710,844      $  17,344,318
============================================================================================

Class B
Shares sold              24,615,155         26,632,531      $ 183,894,476      $ 198,604,722
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               3,984,651          5,591,905         29,662,808         41,603,715
--------------------------------------------------------------------------------------------
Shares converted
  to Class A            (28,714,001)       (29,974,756)      (213,456,456)      (220,797,037)
--------------------------------------------------------------------------------------------
Shares redeemed         (29,305,143)       (34,769,876)      (218,686,530)      (257,969,562)
--------------------------------------------------------------------------------------------
Net decrease            (29,419,338)       (32,520,196)     $(218,585,702)     $(238,558,162)
============================================================================================


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                      ------------------------------      ------------------------------
                                   Shares                             Amount
                      ------------------------------      ------------------------------
                        Year Ended        Year Ended        Year Ended        Year Ended
                      November 30,      November 30,      November 30,      November 30,
                              2000              1999              2000              1999
                      ------------------------------------------------------------------
Class C
Shares sold              7,699,312        10,104,131      $ 57,556,743      $ 75,431,739
----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              1,643,461         1,583,383        12,245,224        11,747,610
----------------------------------------------------------------------------------------
Shares redeemed         (9,441,819)      (12,569,473)      (70,381,019)      (93,511,076)
----------------------------------------------------------------------------------------
Net decrease               (99,046)         (881,959)     $   (579,052)     $ (6,331,727)
========================================================================================

NOTE H

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


--------------------------------------------------------------------------------
22 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 ------------------------------------------------------------
                                                          Class A
                                 ------------------------------------------------------------
                                                   Year Ended November 30,
                                 ------------------------------------------------------------
                                     2000         1999         1998         1997         1996
                                 ------------------------------------------------------------
Net asset value,
  beginning of period ........   $   7.28     $   7.59     $   8.02     $   8.01     $   6.75
                                 ------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) .....        .75          .87          .87         1.03         1.09
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............        .34         (.25)        (.33)        (.05)        1.14
                                 ------------------------------------------------------------
Net increase in net asset
  value from operations ......       1.09          .62          .54          .98         2.23
                                 ------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
  investment income ..........       (.49)        (.64)        (.87)        (.97)        (.75)
Distributions in excess of net
  investment income ..........         -0-        (.11)        (.07)          -0-          -0-
Tax return of capital ........       (.33)        (.18)        (.03)          -0-        (.22)
                                 ------------------------------------------------------------
Total dividends and
  distributions ..............       (.82)        (.93)        (.97)        (.97)        (.97)
                                 ------------------------------------------------------------
Net asset value,
  end of period ..............   $   7.55     $   7.28     $   7.59     $   8.02     $   8.01
                                 ============================================================
Total Return
Total investment return based
  on net asset value(b)  .....      15.80%        8.56%        7.14%       12.85%       35.22%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............   $979,126     $730,468     $740,066     $511,749     $385,784
Ratio of expenses to average
  net assets .................       2.26%        2.09%        2.04%        2.15%        2.34%
Ratio of expenses to average
  net assets excluding
  interest expense(c) ........       1.33%        1.38%        1.36%        1.38%        1.41%
Ratio of net investment
  income to average net
  assets .....................      10.03%       11.72%       11.17%       12.78%       14.82%
Portfolio turnover rate ......        234%         158%         175%         118%         166%


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   --------------------------------------------------------------------------
                                                                     Class B
                                   --------------------------------------------------------------------------
                                                             Year Ended November 30,
                                   --------------------------------------------------------------------------
                                       2000           1999             1998             1997             1996
                                   --------------------------------------------------------------------------
Net asset value,
  beginning of period ........     $   7.31     $     7.61       $     8.02       $     8.01       $     6.75
                                   --------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) .....          .69            .81              .81              .98             1.04
                                   --------------------------------------------------------------------------
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............          .36           (.25)            (.32)            (.07)            1.12
                                   --------------------------------------------------------------------------
Net increase in net asset
  value from operations ......         1.05            .56              .49              .91             2.16
                                   --------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ..........         (.48)          (.59)            (.81)            (.90)            (.69)
Distributions in excess of net
  investment income ..........           -0-          (.10)            (.06)              -0-              -0-
Tax return of capital ........         (.30)          (.17)            (.03)              -0-            (.21)
                                   --------------------------------------------------------------------------
Total dividends and
  distributions ..............         (.78)          (.86)            (.90)            (.90)            (.90)
                                   --------------------------------------------------------------------------
Net asset value,
  end of period ..............     $   7.58     $     7.31       $     7.61       $     8.02       $     8.01
                                   ==========================================================================
Total Return
Total investment return based
  on net asset value(b) ......        14.99%          7.79%            6.46%           11.88%           33.96%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............     $826,340     $1,011,395       $1,300,519       $1,378,407       $1,329,719
Ratio of expenses to average
  net assets .................         2.93%          2.78%            2.75%            2.86%            3.05%
Ratio of expenses to average
  net assets excluding
  interest expense(c) ........         2.03%          2.08%            2.07%            2.09%            2.12%
Ratio of net investment
  income to average net
  assets .....................         9.37%         10.97%           10.44%           12.15%           14.20%
Portfolio turnover rate ......          234%           158%             175%             118%             166%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   --------------------------------------------------------------------
                                                                  Class C
                                   --------------------------------------------------------------------
                                                         Year Ended November 30,
                                   --------------------------------------------------------------------
                                       2000           1999           1998           1997           1996
                                   --------------------------------------------------------------------
Net asset value,
  beginning of period ........     $   7.31       $   7.61       $   8.02       $   8.01       $   6.75
                                   --------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) .....          .70            .81            .82            .98           1.05
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............          .35           (.25)          (.33)          (.07)          1.11
                                   --------------------------------------------------------------------
Net increase in net asset
  value from operations ......         1.05            .56            .49            .91           2.16
                                   --------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ..........         (.47)          (.59)          (.82)          (.90)          (.69)
Distributions in excess of net
  investment income ..........           -0-          (.10)          (.05)            -0-            -0-
Tax return of capital ........         (.31)          (.17)          (.03)            -0-          (.21)
                                   --------------------------------------------------------------------
Total dividends and
  distributions ..............         (.78)          (.86)          (.90)          (.90)          (.90)
                                   --------------------------------------------------------------------
Net asset value,
  end of period ..............     $   7.58       $   7.31       $   7.61       $   8.02       $   8.01
                                   ====================================================================
Total Return
Total investment return based
  on net asset value(b)  .....        14.99%          7.79%          6.46%         11.88%         33.96%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............     $267,646       $258,696       $276,073       $283,483       $250,676
Ratio of expenses to average
  net assets .................         2.95%          2.78%          2.74%          2.85%          3.04%
Ratio of expenses to average
  net assets excluding
  interest expense(c) ........         2.03%          2.08%          2.06%          2.08%          2.12%
Ratio of net investment
  income to average net
  assets .....................         9.35%         10.98%         10.45%         12.14%         14.22%
Portfolio turnover rate ......          234%           158%           175%           118%           166%

See footnote summary on page 26.

--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c) Net of interest expense of .93%, .70%, .68%, .77% and .93% respectively, on loan agreement. (See Note E).


--------------------------------------------------------------------------------
27 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Alliance North American Government Income Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance North American Government Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2000, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance North American Government Income Trust, Inc. at November 30, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 10, 2001


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

common stock

A type of security that represents ownership in a public company.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

mortgage-related security

A security representing an interest in a pool of mortgage loans made to homeowners. In a mortgage-related security, an issuer's obligation to repay principal or pay interest on the security is secured by a large pool of mortgages or mortgage-backed securities. To create a mortgage-related security, an issuer (such as the government or a private company) will "package" or assemble a large number of mortgage loans and issue securities which represent an interest in the income generated by the payments on these mortgages.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
28 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                            ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
32 o ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

Alliance North American Government Income Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

NAGAR1100